UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 25, 1998

            FIRST UNION RESIDENTIAL SECURITIZATION TRANSACTIONS, INC.
             Mortgage Pass-Through Certificates, Series 1998-B Trust


North Carolina (governing law of    333-03574      Pending
Pooling and Servicing Agreement)    (Commission    IRS EIN
(State or other                     File Number)
jurisdiction


         c/o Norwest Bank Minnesota, N.A.
         7485 New Horizon Way                                 21703
         Frederick, Maryland                                 (Zip Code)
         (Address of principal executive offices)


       Registrant's telephone number, including area code: (301) 696-7900



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On August 25, 1998 a distribution was made to holders of First Union Residential Securitization Transactions, Inc., Mortgage Pass-Through Certificates, Series 1998-B Trust.



  ITEM 7.  Financial Statements and Exhibits

        (c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                   Description

             EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 1998-B Trust, relating to the August 25, 1998 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



            FIRST UNION RESIDENTIAL SECURITIZATION TRANSACTIONS, INC.
             Mortgage Pass-Through Certificates, Series 1998-B Trust

               By:   Norwest Bank Minnesota, N.A., as Trustee
               By:   /s/ Sherri J. Sharps, Vice President
               By:   Sherri J. Sharps, Vice President
               Date: 9/1/98


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 1998-B Trust, relating to the August 25, 1998 distribution.